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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-39090, 33-62966, 33-52319, 333-21503, 333-62319, 333-84409, 333-67760, 333-88422, 333-102742, 333-131737 and 333-133833) of Griffon Corporation of our report dated December 13, 2005 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.

/s/ PriceWaterhouseCoopers LLP

New York, New York
November 27, 2007

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM